Victory Portfolios III

Victory 500 Index Fund

(formerly, USAA® 500 Index Fund)

Supplement dated September 29, 2023

to the Summary Prospectus dated September 1, 2023

The Victory Portfolios III Board of Trustees approved changes to the principal investment strategy for the Victory 500 Index Fund (the "Fund"). Effective on or about December 1, 2023 (the "Effective Date"), VettaFi LLC will administer, calculate, and publish the Victory US Large Cap 500 Index (the "Index"), the index that the Fund seeks to track.

Accordingly, on the Effective Date, the Fund will revise its principal investment strategy, as described below.

The second paragraph found under the "Principal Investment Strategy" is deleted in its entirety and replaced with the following:

The Index is a market-cap weighted index that consists of the largest 500 companies within the VettaFi US Equity 3000 IndexSM ("Parent Index"). The Parent Index measures the performance of the largest 3000 U.S. equity securities with readily available price data. In seeking to track the performance of the Index, the Fund attempts to allocate investments among stocks in approximately the same weightings as the Index, beginning with the stocks that make up the larger portion of the Index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. The Fund may exclude or remove any Index stock that it believes is illiquid or has been impaired by financial conditions or other extraordinary events.

If you wish to obtain more information, please call the Victory Funds at (800) 235-8396 or your financial advisor.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.